UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No.  )
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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

InVivo Therapeutics Holdings Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Fee paid previously with preliminary materials

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

1500 District Avenue
Burlington, MA 01803
December 5, 2023
Dear InVivo Stockholder:
I am pleased to invite you to attend the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of InVivo Therapeutics Holdings Corp., to be held on Friday, December 29, 2023 at 9:00 a.m. eastern time, as a “virtual meeting” via the internet at a virtual web conference at https://www.cstproxy.com/invivotherapeutics/2023.
Specific details regarding admission to the Annual Meeting (including information regarding the virtual format) and the business to be conducted at the Annual Meeting are more fully described in the accompanying Notice of Annual Meeting and proxy statement. We encourage you to carefully read these materials, as well as the enclosed Annual Report on Form 10-K for the fiscal year ended December 31, 2022.
Your vote is very important. Whether or not you plan to attend the Annual Meeting, I hope you will vote as soon as possible. You may vote via the Internet, or if you received a paper copy of the proxy card, by completing and returning it in the envelope provided. Voting via the Internet or by written proxy will ensure your representation at the Annual Meeting if you do not attend the virtual meeting. Please review the instructions on the proxy card regarding each of these voting options.
Thank you for your continued support.
Sincerely,

Richard Toselli, M.D. President, Chief Executive Officer and Director
YOUR VOTE IS EXTREMELY IMPORTANT!
To ensure your representation at the Annual Meeting, please submit your proxy and voting instructions by completing, signing and dating the proxy card as promptly as possible and returning it in the enclosed envelope (to which no postage needs to be affixed if mailed in the United States), or by using one of the voting methods set forth in the attached proxy statement.

INVIVO THERAPEUTICS HOLDINGS CORP.
1500 District Avenue
Burlington, MA 01803
NOTICE OF 2023 ANNUAL MEETING OF STOCKHOLDERS
To Be Held On December 29, 2023
To Our Stockholders:
Notice is hereby given that the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of InVivo Therapeutics Holdings Corp., a Nevada corporation, will be held on Friday, December 29, 2023 at 9:00 a.m. eastern time, in a “virtual meeting” format via the Internet at a virtual web conference at https://www.cstproxy.com/invivotherapeutics/2023, for the following purposes:
(1)
to elect two Class III directors, each for a three-year term; and

(2)
to ratify the selection by the Audit Committee of RSM US LLP as the corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

Stockholders will also act on such other business as may properly come before the meeting or any adjournment or postponement thereof.
The Board of Directors has fixed November 28, 2023, as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting. Accordingly, only stockholders of record at the close of business on the record date will be entitled to notice of, and to vote at, the Annual Meeting, or any adjournments thereof.
All of our stockholders are cordially invited and encouraged to attend the Annual Meeting in the virtual format. There will not be a physical meeting location, and stockholders will not be able to attend the Annual Meeting in person. This means that you can attend the Annual Meeting online and vote your shares during the virtual meeting. In order to attend the virtual Annual Meeting, you must register in advance. Please follow the instructions on page 4 for more details on admission to the virtual Annual Meeting. To ensure your representation at the Annual Meeting, you are urged to vote your shares of common stock using one of the voting methods set forth in the attached proxy statement. Any stockholder attending the Annual Meeting through the virtual format may vote at the meeting even if he or she previously submitted a proxy card. If your shares of common stock are held by a bank, broker, or other agent, please follow the instructions from your bank, broker, or other agent to have your shares voted.
By order of the Board of Directors,

Richard Toselli, M.D. President, Chief Executive Officer and Director
Burlington, Massachusetts December 5, 2023

i

INVIVO THERAPEUTICS HOLDINGS CORP.
PROXY STATEMENT
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON FRIDAY, DECEMBER 29, 2023 at 9:00 a.m. Eastern Time
This proxy statement is being furnished to you in connection with the solicitation by the Board of Directors (the “Board”) of InVivo Therapeutics Holdings Corp. (the “company,” “we,” “us,” or “our”) of proxies, in the accompanying form, to be used at our 2023 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Friday, December 29, 2023 at 9:00 a.m. eastern time as a “virtual meeting” via the Internet at a virtual web conference at https://www.cstproxy.com/invivotherapeutics/2023 and any adjournment or postponement thereof. In order to attend the virtual meeting, you must register in advance. Please follow the instructions on page 4 for more details on admission to the virtual Annual Meeting. There will not be a physical meeting location, and stockholders will not be able to attend the Annual Meeting in person. This proxy statement and the accompanying form of proxy are being mailed to stockholders on or about December 5, 2023.
Questions and Answers about Voting at the Annual Meeting and Related Matters
What am I voting on?
At the Annual Meeting, you will be asked to vote on the following two proposals. Our Board recommendation for each proposal is set forth below.
Proposal	Board Recommendation
(1) to elect two Class III directors, each to serve a three-year term expiring at the 2026 annual meeting	FOR
(2) to ratify the selection by the Audit Committee of RSM US LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023.	FOR
If other matters properly come before the Annual Meeting, the proxy holders will have the authority to vote on those matters on your behalf at their discretion. As of the date of this proxy statement, we are not aware of any matters that will come before the Annual Meeting other than those disclosed in this proxy statement.
Who can vote?
Holders of record of our common stock at the close of business on November 28, 2023 are entitled to vote at the Annual Meeting. As of November 28, 2023, there were 3,105,446 shares of our common stock issued and outstanding.
How many votes do I have?
Each share of our common stock issued and outstanding is entitled to one vote on each of Proposal No.1, the election of the Class III directors, and Proposal No. 2, the ratification of RSM US LLP as our independent registered public accounting firm.
What constitutes a quorum, and why is a quorum required?
We are required to have a quorum of stockholders present to conduct business at the Annual Meeting. The presence, virtually or by proxy, of stockholders holding at least one third of the shares of our common stock issued and outstanding and entitled to vote at the Annual Meeting constitutes a quorum, permitting us to transact business at the Annual Meeting. Abstentions and broker non-votes are counted as present for purposes of determining a quorum. If we do not have a quorum, we will be forced to adjourn the Annual Meeting to a later date.

The Voting Rights described above under “How many votes do I have” will not affect the determination of whether a quorum is present to conduct business at the Annual Meeting.
What is the difference between a stockholder of record and a beneficial owner?
If your shares are registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company (“Continental Stock Transfer”), you are considered the “stockholder of record” with respect to those shares.
If your shares are held by a brokerage firm, bank, trustee or other nominee, you are considered the “beneficial owner” of shares held in street name. This proxy statement and our Annual Report have been forwarded to you by your nominee who is considered the “stockholder of record” with respect to those shares. As the beneficial owner, you have the right to direct your nominee how to vote your shares by using the voting instruction form included in the mailing.
How do I vote my shares?
Stockholder of Record
If your shares are registered directly in your name, you may vote:
•
By mail.   Complete and mail the enclosed proxy card in the enclosed postage-prepaid envelope. Your proxy will be voted in accordance with your instructions. If you sign the proxy card but do not specify how you want your shares voted, they will be voted as recommended by our Board. Your proxy card must be mailed by the date shown on the proxy card to be counted.

•
Via the Internet.   You may vote via the Internet by going to https://www.cstproxy.com/invivotherapeutics/2023 and following the on-screen instructions. Please have your proxy card available when you access the website. Your vote must be received by 11:59 p.m. eastern time, on December 28, 2023, to be counted.

•
Online during the Annual Meeting.   In order to attend the Annual Meeting online and vote online during the Annual Meeting, you must register in advance at https://www.cstproxy.com/invivotherapeutics/2023. You may vote your shares online while virtually attending the Annual Meeting by following instructions found on your notice, proxy card and/or voting instruction form. If you vote by proxy prior to the Annual Meeting and choose to attend the Annual Meeting online, there is no need to vote again during the Annual Meeting unless you wish to change your vote.

Beneficial Owner of Shares Held in Street Name
If you hold shares in street name, the organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. The stockholder of record will provide you with instructions on how to vote your shares. Internet and telephone voting will be offered to stockholders owning shares through most banks and brokers. Because the organization holding your account is considered the stockholder of record, you will need to contact your organization (bank, broker or intermediary) to obtain a legal proxy. Once you have your legal proxy, please contact Continental Stock Transfer at (917) 262-2373, or by email at proxy@continentalstock.com to have a control number generated and instructions sent to you regarding the Annual Meeting URL address.
What vote is required to approve each proposal?
The affirmative vote of the holders of a plurality of the votes cast at the Annual Meeting is required for Proposal No.1, the election of the Class III directors. Proposal No. 2, the ratification of RSM US LLP as our independent registered public accounting firm, will be approved if the number of votes cast in favor of the proposal exceeds the number of votes cast in opposition to the proposal.
Each share of our common stock issued and outstanding is entitled to one vote on each of the Proposals.

What if I sign and return my proxy without making any selections?
If you sign and return your proxy without making any selections, your shares will be voted as recommended by the Board. If other matters properly come before the Annual Meeting, the proxy holders will have the authority to vote on those matters for you at their discretion. As of the date of this proxy statement, we are not aware of any matters that will come before the meeting other than those disclosed in this proxy statement.
What if I am a beneficial owner and I do not give the nominee voting instructions?
Brokerage firms have the authority to vote shares for which their customers do not provide voting instructions on certain “routine” matters. A “broker non-vote” occurs when a nominee who holds shares for another does not vote on a particular item because the nominee does not have discretionary voting authority for that item and has not received instructions from the owner of the shares. Broker non-votes are included in the calculation of the number of votes considered to be present at the Annual Meeting for purposes of determining the presence of a quorum but are not counted as shares present and entitled to be voted with respect to a matter on which the nominee has expressly not voted. Proposal No. 1 relates to a “non-routine” matter. Proposal No. 2 relates to a “routine” matter. As a result, without your voting instructions, a broker will be able to vote your shares with respect to Proposal No. 2 but will not be able to vote your shares with respect to Proposal No. 1. A “broker non-vote” on Proposal No. 1 will not be counted as a vote cast with regard to such proposal and, accordingly, will have no effect on the voting of such proposal.
What if I abstain or withhold authority to vote on a proposal?
On Proposal No. 1, the election of the Class III directors, votes withheld for a particular director nominee will have no effect on the outcome of the election of directors because directors are elected by a plurality of the votes cast. On Proposal No. 2, if you sign and return your proxy marked “ABSTAIN”, your shares will not be voted on that proposal and will not be counted as votes cast with regard to that proposal and, accordingly, will have no effect on the voting on that proposal.
What does it mean if I receive more than one proxy card?
If you receive more than one proxy card, it means that you hold shares of our common stock in more than one account. To ensure that all of your shares are voted, sign and return each proxy card. Alternatively, if you vote via the Internet or online during the virtual Annual Meeting, you will need to vote once for each proxy card you receive.
Can I change my vote after I have mailed a signed proxy card?
If you are the stockholder of record, you can change your vote at any time before your proxy is voted online during the Annual Meeting by the following means:
•
You can send the company’s Secretary a written notice stating that you revoke your earlier-dated proxy.

•
If you signed and returned a proxy card by mail and want to change your vote, you can complete, sign, date and deliver a new proxy card, dated a later date than the first proxy card.

•
If you submitted your proxy via the Internet, you may change your vote or revoke your proxy with a later Internet proxy, as the case may be. Your new vote must be received by 11:59 p.m. eastern time on December 28, 2023 to be counted.

•
You can virtually attend the Annual Meeting and vote online as instructed above under “Online during the Annual Meeting.” Your virtual attendance at the Annual Meeting will not, however, by itself revoke your proxy. Even if you plan to virtually attend the Annual Meeting, we recommend that you also submit your proxy or voting instructions by mail or via the Internet so that your vote will be counted if you later decide not to virtually attend the Annual Meeting.

If you hold your shares in “street name” and have instructed your broker, bank, or other agent to vote your shares for you, you must follow the directions received from your broker, bank, or another agent to change those instructions.

Why is the Annual Meeting a virtual meeting?
The Annual Meeting will be held as a “virtual meeting” via the Internet. There will not be a physical meeting location. We believe that hosting a virtual meeting may enable greater stockholder attendance and participation from any location around the world. Our virtual meeting will be governed by our Rules of Conduct and Procedures, which will be posted at https://www.cstproxy.com/invivotherapeutics/2023 in advance of the Annual Meeting. We have designed the virtual Annual Meeting to provide the same rights and opportunities to participate as stockholders have at an in-person meeting, including the right to vote and ask questions through the virtual meeting platform.
How do I virtually attend the Annual Meeting?
We will host the Annual Meeting live online via webcast. In order to attend the Annual Meeting online, you must register in advance at https://www.cstproxy.com/invivotherapeutics/2023. If you are a registered shareholder, you received a proxy card from Continental Stock Transfer, along with instructions on how to attend the virtual Annual Meeting including the URL address, and your control number. You will need your control number for access to the Annual Meeting. If you do not have your control number, contact Continental Stock Transfer at (917) 262-2373, or by email at proxy@continentalstock.com. Beneficial owners of shares that are held in street name through a bank, broker or other intermediary, will need to contact such intermediary and obtain a legal proxy. Once you have your legal proxy, contact Continental Stock Transfer at (917) 262-2373, or by email at proxy@continentalstock.com to have a control number generated and instructions sent you to regarding the Annual Meeting URL address.
Online registration for the Annual Meeting will begin on or around December 29, 2023 at 8:45 a.m. eastern time, and you should allow ample time for the online registration.
The webcast of the Annual Meeting will start at 9:00 a.m. eastern time on December 29, 2023.
We will have technicians available to assist with any difficulties you may have accessing the virtual meeting at (917) 262-2373, or by email at proxy@continentalstock.com. If you encounter any difficulties accessing the virtual meeting during registration or at the time of the virtual meeting, please contact technical support by following the instructions provided to you upon registration for the Annual Meeting.
Who can attend the Annual Meeting?
Only stockholders and our invited guests are invited to attend the Annual Meeting.
If I plan to virtually attend the Annual Meeting, should I still vote by proxy?
Yes. Casting your vote in advance does not affect your right to virtually attend the Annual Meeting. If you vote in advance and also virtually attend the Annual Meeting, you do not need to vote again at the Annual Meeting unless you want to change your vote.
How do I submit a question at the Annual Meeting?
If you wish to submit a question, on the day of the Annual Meeting, beginning at 9:00 a.m. eastern time on December 29, 2023, you may log into the virtual meeting platform at https://www.cstproxy.com/invivotherapeutics/2023, and follow the instructions there. The Annual Meeting will be governed by our Rules of Conduct and Procedures, which will be posted at https://www.cstproxy.com/invivotherapeutics/2023 in advance of the Annual Meeting. The Rules of Conduct and Procedures will address the ability of stockholders to ask questions during the Annual Meeting, including rules on permissible topics, and rules for how questions and comments will be recognized and disclosed to Annual Meeting participants.
What if I have other questions regarding the Annual Meeting?
Should you have questions regarding the Annual Meeting or related proxy matters, please contact our proxy solicitors, Morrow Sodali LLC, using the following contact information: (i) by phone at (800) 662-5200 (stockholders), or (203) 658-9400 (banks and brokerage firms); (ii) by mail at 333 Ludlow St, 5th Floor, South Tower, Stamford, CT 06902; or (iii) by e-mail at NVIV.info@investor.morrowsodali.com.

PROPOSAL NO. 1
ELECTION OF DIRECTORS
Our Board is authorized to have six directors, and it currently consists of five directors and one vacancy. Our Board is divided into three classes. The directors in each class serve a three-year term. The terms of each class expire at successive annual meetings so that the stockholders elect one class of directors at each annual meeting. Directors appointed due to a vacancy or an increase in the size of the Board may be filled by the Board for a term of office continuing only until the next election of directors by the company’s stockholders.
Upon the recommendation of the Nominating and Corporate Governance Committee of the Board, the Board has nominated each of Richard Toselli and Robert J. Rosenthal for election as a Class III director. Each Class III director that is elected at the Annual Meeting will be elected to serve for a three-year term that will expire at our annual meeting of stockholders to be held in 2026. Dr. Toselli and Dr. Rosenthal have agreed to stand for election and to serve if elected. If either of Dr. Toselli and Dr. Rosenthal should become unable to accept election, the persons named on the proxy card as proxies may vote for another person selected by the Board. Management has no reason to believe that either of Dr. Toselli or Dr. Rosenthal will be unable to serve. Each nominee for election at the Annual Meeting is a current member of our Board.
Biographical and certain other information concerning our director nominees and our directors continuing in office is set forth below. No director or executive officer is related by blood, marriage or adoption to any other director or executive officer.
Information as to our Board of Directors and Nominees
Nominees for Class III Directors with Terms Expiring at the 2026 Annual Meeting
Richard Toselli, M.D., 66, has served as our President and Chief Executive Officer and a director since February 2018. Prior to being appointed President and Chief Executive Officer and a director, Dr. Toselli served as our Acting Chief Executive Officer from December 2017 to February 2018. Since July 2017, Dr. Toselli has also served as our Chief Medical Officer. Before joining the company, Dr. Toselli served as the Chief Medical Officer for Cochlear Limited, a medical device company, from June 2016 until March 2017. Prior to that, Dr. Toselli served at Sanofi, a pharmaceutical company, from July 2012 to June 2016 in various levels of increasing responsibility, including Vice President of Global Medical Affairs — Immunology and Inflammation, Biologics Division; Vice President of Global Medical Affairs and Head of the Biosurgery Discovery Performance Unit; and Vice President of Global Medical Affairs, Biosurgery. Before his time at Sanofi, he served as Chief Medical/Technology Officer for Covidien Public Limited Company (now Medtronic Public Limited Company), a medical device company, and earlier held the position of Vice President of EvidenceBased Medicine for the device sector at Johnson & Johnson, a medical device, pharmaceutical and consumer packaged goods manufacturing company. Prior to that, Dr. Toselli held various roles at DePuy Synthes Spine, Inc., a medical device company, including Director of Medical Affairs, Worldwide Vice President of Research and Development, and Worldwide Vice President of Clinical Evidence and External Relations. Since May of 2022, Dr. Toselli has also served on the Board of SpineX, a private biotechnology company developing neuromodulation devices for neurologic disorders. Dr. Toselli holds a Bachelor of Arts from Providence College, his medical degree from Brown University, and a Master of Business Administration from the UNC’s Kenan-Flagler Business School. Dr. Toselli is a board-certified neurological surgeon. Dr. Toselli brings to our Board a significant amount of experience in medical and regulatory affairs, as well as a deep understanding of neurosurgery, medical devices and the science and technology involved in our business.
Robert J. Rosenthal, Ph.D., 67, has been a director of our company since November 2019. Dr. Rosenthal currently serves as Chairman of the Board of Directors of Taconic Biosciences, Inc., a privately-held provider of research models for the pharmaceutical and biotech industry, where from 2014 to 2019 he also served as Chief Executive Officer. Dr. Rosenthal also currently serves as a director of the Bruker Corporation, a publicly traded manufacturer of analytic instruments, since 2015, and as Chairman of Care Everywhere, a private healthcare IT and medical device provider, since April of 2022. Dr. Rosenthal previously served from 2007 to

May of 2022 as a director of Safeguard Scientifics, Inc., a publicly-traded provider of capital for early- and growth-stage companies, and as Chairman of its Board of Directors since May 2016. Since 2013, he has also served as a director of Galvanic Applied Sciences, Inc., a privately-held Canadian company. Since 1995, Dr. Rosenthal previously served in a variety of senior management positions with companies involved in the development of diagnostics, therapeutics, medical devices, and life sciences tools, most recently including from 2010 through 2012 as President and Chief Executive Officer of IMI Intelligent Medical Implants, AG, a medical technology company, and from 2005 through 2009 as President and Chief Executive Officer of Magellan Biosciences, Inc., a provider of clinical diagnostics and life sciences research tools. Earlier in his career, Dr. Rosenthal served in senior management positions at Perkin Elmer Inc. and Thermo Fisher Scientific, Inc. Dr. Rosenthal holds a Ph.D. from Emory University and a Master of Science degree from the State University of New York. Dr. Rosenthal brings to our Board an extensive understanding of and experience in strategic planning and positioning; corporate, business and product development; operations management; capital markets transactions; debt and equity financings; fund-raising; merger and acquisition transactions; corporate finance; and corporate governance.
Continuing Class I Directors with Terms Expiring at the 2024 Annual Meeting
C. Ann Merrifield, 72, has been a director of our company since November 2014. She currently serves as a board director for a number of public companies which include Lyra Therapeutics, a public biotechnology company; and MassMutual Premier, Select, Advantage, MML and MMLII Funds, a portfolio of mutual funds. Ms. Merrifield also serves as trustee and director on several other boards including Huntington Theatre Company, a non-profit organization; and the YMCA of Greater Boston. Ms. Merrifield has served as the Chairperson of the Audit Committee of the MassMutual Funds since January 2022. She also served on the Board of Directors of Flexion Therapeutics, a public biotechnology company, from 2014 through 2021 when it was acquired by Pacira Biosciences; the Board of Directors of Juniper Pharmaceuticals, a specialty pharmaceuticals company, from 2015 to 2018 when it was acquired by Catalent, and the Board of Directors of Veritas Genetics, a private genomics company, from 2015 through 2018. Previously, Ms. Merrifield served as President, Chief Executive Officer and a director of PathoGenetix, a genomics company focused on developing an automated system for rapid bacterial identification from 2012 until July 2014 when the company filed for Chapter 7 bankruptcy. Prior to then, she spent 18 years at Genzyme Corporation, serving in a number of leadership roles including President of Genzyme Biosurgery, President of Genzyme Genetics and Senior Vice President Business Excellence. She holds a B.A. in zoology and a Master of Education from the University of Maine and an M.B.A. from the Tuck School of Business at Dartmouth College. Ms. Merrifield brings to our Board an invaluable amount of experience and expertise over her long career in the life sciences industry.
Richard J. Roberts, Ph.D.,F.R.S., 80, has been a director of our company since October 2010 and a director of InVivo Therapeutics Corporation, our wholly-owned subsidiary, since November 2008. Dr. Roberts initially joined InVivo Therapeutics Corporation’s Scientific Advisory Board in June 2007 and continued as a member of our Scientific Advisory Board. He has served as Chief Scientific Officer at New England Biolabs, a life sciences company, since February 2007. Dr. Roberts was awarded the 1993 Nobel Prize in Physiology of Medicine along with Phillip Allen Sharp for the discovery of introns in eukaryotic DNA and the mechanism of gene-splicing. He holds a B.Sc. in Chemistry and a Ph.D. in Organic Chemistry from the University of Sheffield, U.K. Dr. Roberts brings the Board his significant experience and understanding of the science and technology involved in our business.
Continuing Class II Director with Term Expiring at the 2025 Annual Meeting
Christina Morrison, 56, has served as a director of our company since June 2016. Since October of 2023, Ms. Morrison has served as Chief Financial Officer of ValenzHealth, a service provider for self-funded health insurance plans, Ms. Morrison served as Chief Financial Officer of Physicians Endoscopy, an ambulatory surgical center management company, from April 2018 to April 2023. Prior to that Ms. Morrison served as the Senior Vice President of Finance of Aramark, a publicly traded foodservice, facilities and uniform services provider, from June 2013 until July 2016. Prior to joining Aramark, Ms. Morrison was Senior Vice President of Business and Financial Planning at Merck & Co., Inc., a publicly traded pharmaceutical company, from November 2009 to June 2013. Before that, Ms. Morrison spent five years at Wyeth Pharmaceuticals, a publicly traded pharmaceutical company, serving in a number of leadership roles including Senior Vice President and Chief Financial Officer of the pharmaceutical division. Ms. Morrison holds an M.B.A. from the Tuck School of Business at Dartmouth College and a B.S. in Economics from the Wharton School at the University of Pennsylvania. Ms. Morrison brings to our Board significant financial experience and a decade of experience in the pharmaceutical industry.
Vote Required
The affirmative vote of a plurality of the votes cast by the holders of our common stock, present or represented by proxy at the Annual Meeting and entitled to vote, is required for the election of our director nominees.
OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE CLASS III DIRECTOR NOMINEES.

CORPORATE GOVERNANCE
Director Independence
Rule 5605 of the Nasdaq Listing Rules requires a majority of a listed company’s board of directors to be comprised of independent directors within one year of listing. In addition, the Nasdaq Listing Rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation, and nominating and corporate governance committees be independent, that audit committee members also satisfy independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and that compensation committee members also satisfy heightened independence requirements contained in the Nasdaq Listing Rules as well as Rule 10C-1 under the Exchange Act. Under Nasdaq Rule 5605(a)(2), a director will only qualify as an “independent director” if, in the opinion of our Board, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In order to be considered independent for purposes of Rule 10A-3 under the Exchange Act, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the listed company’s board of directors, or any other board committee, accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries or otherwise be an affiliated person of the listed company or any of its subsidiaries. When determining the independence of the members of our Compensation Committee under the heightened independence requirements contained in the Nasdaq Listing Rules and Rule 10C-1 under the Exchange Act, our Board is required to consider all factors specifically relevant to determining whether a director has a relationship with us that is material to that director’s ability to be independent from management in connection with the duties of a Compensation Committee member, including, but not limited to: (1) the source of compensation of that director, including any consulting, advisory, or other compensatory fee paid by us to that director; and (2) whether that director is affiliated with our company, a subsidiary of our company, or an affiliate of a subsidiary of our company.
Our Board has reviewed the composition of our Board and its committees and the independence of each director. Based upon information requested from and provided by each director concerning his or her background, employment, and affiliations, including family relationships, our Board has determined that each of our directors, other than Dr. Toselli, is an “independent director” as defined under Rule 5605(a)(2) of the Nasdaq Listing Rules.
Our Board also determined that Dr. Rosenthal, Ms. Merrifield and Ms. Morrison, who comprise our Audit Committee, and Ms. Merrifield, Ms. Morrison, and Dr. Roberts, who comprise our Compensation Committee, satisfy the independence standards for such committees established by the Securities and Exchange Commission (“SEC”) and the Nasdaq Listing Rules, as applicable. In making such determinations, our Board considered the relationships that each such non-employee director has with our company and all other facts and circumstances our Board deemed relevant in determining independence, including the beneficial ownership of our capital stock by each non-employee director.
Daniel Marshak, Ph.D. served on our Board of Directors for all of the fiscal year ended December 31, 2022 and until his resignation on November 21, 2023. While he was serving, our Board of Directors determined that Dr. Marshak was an “independent director” as defined under the Nasdaq Listing Rules. Dr. Marshak also served on our Audit Committee, and our Board of Directors determined that he satisfied the independence standards for such committee established by the SEC and Nasdaq Listing Rules.
Board Meetings and Attendance
The Board held nine meetings during 2022. Each director attended at least 75% of the total (i) regular Board meetings held during the period for which he or she was a director and (ii) meetings of the committee(s) of our Board on which he or she served (during the periods that he or she served). Our directors are encouraged, but not required, to attend our Annual Meeting of Stockholders. Two of the directors then serving on the Board were in attendance at our 2022 Annual Meeting of Stockholders.

Board Diversity
In accordance with Nasdaq’s Board Diversity Rule, we have elected to include our board diversity matrix in this proxy statement as set forth below:
Board Diversity Matrix (As of December 5, 2023)
Total Number of Directors	5
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	2	3	—	—
Part II: Demographic Background
African American or Black	—	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	—	—	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	2	3	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+	—
Did Not Disclose Demographic Background	—
Board Leadership Structure
At the time our Board appointed Dr. Toselli as our permanent Chief Executive Officer in February 2018, our Board also determined to separate the role of our Chief Executive Officer and the role of the Chair of the Board. Ms. Merrifield, who previously served as our Lead Director, was appointed in February 2018 and currently serves as non-executive Chair of the Board. The Board’s determination to separate the offices of Chair of the Board and Chief Executive Officer is expected to enhance board independence and oversight, and to allow the Chief Executive Officer to better focus on his responsibilities of managing the company, enhancing stockholder value and expanding and strengthening our business while allowing the Chair of the Board to lead the Board in its fundamental role of providing advice to and independent oversight of management.
The Board does not have a formal policy on whether the positions of Chair of the Board and Chief Executive Officer should be separate and continues to believe that there is no uniform solution for a board leadership structure. The company has at times separated the positions of Chair of the Board and Chief Executive Officer and at times combined the two positions. Our Board will periodically review the optimal leadership structure of the Board and believes that the right structure should be informed by the needs and circumstances of our company, the Board and our stockholders.
Board Committees
The Board has designated three principal standing committees: the Audit Committee, the Nominating and Corporate Governance Committee, and the Compensation Committee.
Audit Committee
The Audit Committee assists the Board in fulfilling its responsibilities concerning our financial reporting and internal controls. The Audit Committee facilitates open communication among the Audit Committee, the Board, our independent auditor, and management. The Audit Committee discusses with management and our independent auditor the financial information developed by us, our systems of internal controls and our audit process. The Audit Committee is solely and directly responsible for appointing, evaluating, retaining, and, where necessary, terminating the engagement of our independent auditor. The independent auditor meets with the Audit Committee (both with and without the presence of our management) to review and discuss various matters pertaining to the audit, including our financial statements and its report on the company’s financial statements and internal controls, as well as the scope and terms of the work of our independent auditor and its recommendations concerning the financial practices, controls, procedures and policies employed by our company. The current members of our Audit Committee are Dr. Rosenthal (Chair), Ms. Merrifield, and Ms. Morrison. The Audit Committee held four meetings in 2022.
The Audit Committee pre-approves all audit services to be provided to us by our independent auditor and all other services (including reviewing and non-audit services) to be provided to us by the independent auditor.
The Audit Committee is also charged with establishing procedures for (i) the receipt, retention, and treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters; and (ii) the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters. The Audit Committee reviews and oversees all related party transactions on an ongoing basis. The Audit Committee is authorized, without further action by the Board, to engage independent professional advisers and counsel as it deems necessary or appropriate to carry out its responsibilities. The Board has adopted a written charter for the Audit Committee, which is reviewed annually and a copy of which is available on the “Corporate Governance” page of the “Investors & Media” section of our website at www.invivotherapeutics.com.
The Board has determined that each of Dr. Rosenthal and Ms. Morrison is an “audit committee financial expert,” as defined in Item 407(d)(5) of Regulation S-K.
Nominating and Corporate Governance Committee
The Nominating and Corporate Governance Committee is charged with the responsibility of reviewing our corporate governance policies, overseeing the annual review of succession planning by the Board and proposing potential director nominees to the Board for consideration. The Board has adopted a written charter for the Nominating and Corporate Governance Committee, which is reviewed annually and a copy of which is available on the “Corporate Governance” page of the “Investors & Media” section of our website at www.invivotherapeutics.com.
The current members of our Nominating and Corporate Governance Committee are Ms. Merrifield (Chair), Dr. Roberts and Dr. Rosenthal. The Nominating and Corporate Governance Committee held three meetings in 2022.
Process for Stockholder Nominations
The Nominating and Corporate Governance Committee will consider director nominees recommended by security holders pursuant to our company’s Policy Governing Director Nominations and Stockholder-Board Communications, which policy is reviewed by the Nominating and Corporate Governance Committee annually, a copy of which is available on the “Corporate Governance” page of the “Investors & Media” section of our website. To recommend a nominee, please write to the Nominating and Corporate Governance Committee, InVivo Therapeutics Holdings Corp., 1500 District Avenue, Burlington, MA 01803, Attn: Chair, Nominating and Corporate Governance Committee.
The Nominating and Corporate Governance Committee has established a set of criteria by which it will seek to evaluate candidates to serve on our Board. The evaluation includes selection based on criteria including factors such as experience and ability to exercise sound judgments in matters that relate to the current and long-term objectives of the company, high standards of personal and professional integrity, demonstrated business judgment, complimentary skill sets that can add to the functionality and collaboration with the current Board members, independence, knowledge of our company generally, age and dedication to the success of the company. While the value of diversity is considered, it would not be weighted any more or less in any evaluation process than any other criteria. The Nominating and Corporate Governance Committee will assess all director nominees using the same criteria and does not distinguish Board candidates based on whether the candidate is recommended by a stockholder of the company. During

2022, we did not receive any director nominee suggestions from stockholders. Stockholder recommendations for nomination must be in writing and include the following:
•
the name and address of the stockholder making the recommendation;

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the number of shares of our common stock that such stockholder owns beneficially and holds of record;

•
the name and address of the individual recommended for consideration as a director nominee;

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the principal occupation and experience of the director nominee;

•
the total number of shares of our common stock that the stockholder making the recommendation will vote for the director nominee;

•
a written statement from the stockholder making the recommendation stating whether the director nominee has indicated his or her willingness to serve if elected and why such recommended candidate would be able to fulfill the duties of a director; and

•
any other information regarding the director nominee that is required to be included in a proxy statement filed pursuant to the rules of the SEC.

The Nominating and Corporate Governance Committee has utilized a third-party search firm to identify Board candidates in the past and may in the future continue to use a third-party search firm in those situations where particular qualifications are required or where existing contacts are not sufficient to identify an appropriate candidate.
Compensation Committee
The Compensation Committee reviews and recommends compensation arrangements for our directors, management, and employees and also assists the Board in reviewing and approving matters such as company benefits and insurance plans, including monitoring the performance thereof. The Board has adopted a written charter for the Compensation Committee, which is reviewed annually and a copy of which is available on the “Corporate Governance” page of the “Investors & Media” section of our website at www.invivotherapeutics.com.
The Compensation Committee is authorized under its charter to retain consultants to assist it in the evaluation of executive compensation and to approve the fees and other retention terms for its consultants. The Compensation Committee has retained Pearl Meyer & Partners (“Pearl Meyer”) as a compensation consultant to review our compensation programs and provide advice to the Compensation Committee with respect to executive compensation. Pearl Meyer does not provide any other services to the company. The Committee annually reviews the independence of the consultant’s work under rules adopted by the SEC and Nasdaq and has found no conflicts. As appropriate, the Compensation Committee also looks to our human resources department to support the Compensation Committee in its work and to provide necessary information.
The current members of our Compensation Committee are Ms. Morrison (Chair), Dr. Roberts, and Ms. Merrifield. The Compensation Committee held four meetings in 2022.
Risk Management Oversight
The Board takes an active role, as a whole and at the committee level, in overseeing management of our company’s risks. Generally, the Board, with the assistance of its committees, is involved in overseeing our major risk exposures and monitors and assesses those risks in reviews with management and with our outside advisors and independent registered public accounting firm. The Audit Committee reviews regulatory risk, operational risk, and enterprise risk, particularly as they relate to financial reporting, on a regular basis with management and our independent registered public accounting firm. The Nominating and Corporate Governance Committee oversees the Board’s annual review of our succession planning. The Compensation Committee monitors compensation policies and compensation-related risks by review with management and outside advisors.

Code of Business Conduct and Ethics
We have adopted a Code of Business Conduct and Ethics, as amended, that applies to all employees, officers, and directors of our company, including our principal executive officer, principal financial officer and principal accounting officer or controller, or persons performing similar functions. Our Code of Business Conduct and Ethics is available on the “Corporate Governance” page of the “Investors & Media” section of our website at www.invivotherapeutics.com. A copy of our Code of Business Conduct and Ethics can also be obtained free of charge by contacting our Secretary, c/o InVivo Therapeutics Holdings Corp., 1500 District Avenue, Burlington, MA 01803. We intend to satisfy the disclosure requirement under Item 5.05 of Form 8-K regarding any amendment to, or waiver from, a provision of our Code of Business Conduct and Ethics by posting such information on our website.
Stockholder Communications to the Board
All communications to our Board, its committees or any individual director must be in writing and addressed to our Secretary, c/o InVivo Therapeutics Holdings Corp., 1500 District Avenue, Burlington, MA 01803. All communications will be reviewed by the Secretary and, unless otherwise indicated in such communication, submitted to the Board or an individual director, as appropriate.

DIRECTOR COMPENSATION
The following table sets forth the compensation of our non-employee directors for 2022. For information on the compensation of Dr. Toselli, our current President and Chief Executive Officer, see “Executive Compensation” below.
Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	Total ($)
Daniel R. Marshak, Ph.D.(2)	51,250	9,256	60,506
C. Ann Merrifield	78,125	9,256	87,381
Richard J. Roberts, Ph.D.	48,750	9,256	58,006
Christina Morrison	57,500	9,256	66,756
Robert J. Rosenthal, Ph.D.	58,750	9,256	68,006

(1)
The amounts shown in this column represent the aggregate grant date fair value of the option awards computed in accordance with Accounting Standards Codification 718 (“ASC 718”), not the actual amounts paid to or realized by the individual. The assumptions used in determining grant date fair value of these awards are set forth in Note 9 to our Consolidated Financial Statements included in our Annual Report. As of December 31, 2022, the aggregate number of options to purchase shares of our common stock outstanding for each director listed above, including both vested and unvested shares, was as follows: Dr. Marshak, 4,805 shares; Ms. Merrifield, 4,805 shares; Dr. Roberts, 4,806 shares; Ms. Morrison, 4,804 shares; and Dr. Rosenthal, 4,800 shares.

(2)
Dr. Marshak resigned from our Board of Directors in November 2023.

Our director compensation policy provides for the following compensation to our non-employee directors:
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an annual retainer of $40,000 per year, paid quarterly, to each non-employee director;

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an annual retainer of $15,000, paid quarterly, to the Audit Committee Chair, and an annual retainer of $7,500, paid quarterly, to each member of the Audit Committee of the Board;

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an annual retainer of $10,000, paid quarterly, to the Compensation Committee Chair, and an annual retainer of $5,000, paid quarterly, to each member of the Compensation Committee of the Board;

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an annual retainer of $7,500, paid quarterly, to the Nominating and Corporate Governance Committee Chair, and an annual retainer of $3,750, paid quarterly, to each member of the Nominating and Corporate Governance Committee of the Board;

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an annual retainer of $30,000, paid quarterly, to the Chair of the Board; and

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when applicable, an annual retainer of $15,000, paid quarterly, to any Lead Director of the Board.

Non-employee directors are reimbursed for reasonable travel expenses in connection with attendance at meetings of the Board or any of its committees that are conducted in person and other activities directly related to the service to the company.
At the Board’s discretion, each non-employee director may also receive an annual grant of a stock option to purchase shares of our common stock at an exercise price equal to the closing price of our common stock on the date of grant. Alternatively, the Board may elect to grant restricted stock units or restricted stock awards. In 2022, the Company granted options to purchase an aggregate of 4,200 shares of our common stock at an exercise price of $2.50 per share to each of the nonemployee directors. These options vested in full on the first anniversary of the date of grant, subject to continued service.

EXECUTIVE OFFICERS
Richard M. Toselli is our President, Chief Executive Officer, and a director. Please see Proposal No. 1  — Election of Directors — “Information as to our Board of Directors and Nominees” above for biographical information regarding Dr. Toselli.
Richard Christopher, 54, was appointed as our Chief Financial Officer in January 2019. Previously, Mr. Christopher was the Chief Financial Officer of iCAD, Inc. from December 2016 through January 2019. iCAD, Inc. is a Nasdaq-listed company with a focus on therapies and solutions for the early identification and treatment of cancer. Prior to iCAD, Inc., Mr. Christopher was Chief Financial Officer from March 2014 through December 2016 and Chief Operating Officer from October 2015 through December 2016 of Caliber Imaging & Diagnostics, Inc. (“Caliber”), a medical technology company focused on cancer detection imaging solutions, with primary applications in dermatology. Prior to Caliber and starting in 2000, Mr. Christopher held various positions of increasing responsibility at DUSA Pharmaceuticals, Inc., a Nasdaq-listed dermatology company focused on the treatment of precancerous skin lesions, where he ultimately served as Chief Financial Officer from January 2005 through its acquisition and integration into Sun Pharmaceuticals Industries Ltd. in April 2013. Mr. Christopher holds a Master of Science in Accounting from Suffolk University and a Bachelor of Science in Finance from Bentley University.
Heather Hamel, 34, was appointed as our Chief Legal Officer and General Counsel in July 2022. Prior to this appointment, Ms. Hamel served as our Vice President of Legal Affairs and Business Development from August 2020 through July 2022. Prior to this position, Ms. Hamel served as our Director of Legal Affairs and Business Development from July 2017 through August 2020. Before joining our Company, Ms. Hamel worked at Ecolab, Inc., where she oversaw a variety of legal matters including intellectual property strategy, patent prosecution and litigation management and PLR IP, Inc., where she was responsible for global intellectual property licensing and partnering across a range of assets. Ms. Hamel has also served as an external legal advisor to several early-stage pharmaceutical companies. Ms. Hamel holds B.S. degrees in biochemistry and chemistry from the University of Wisconsin at Stevens Point, a J.D from William Mitchell College of Law, and a Master of Liberal Arts degree in general management, extension studies from Harvard University.
EXECUTIVE COMPENSATION
Set forth below is information regarding the compensation of (i) our President and Chief Executive Officer, (ii) our Chief Financial Officer and (iii) our Chief Legal Officer and General Counsel. Such officers are collectively referred to as our “named executive officers.”
2022 Summary Compensation Table
The following table sets forth information regarding the compensation awarded to, earned by, or paid to our named executive officers.
Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Option Awards ($)(2)	All Other Compensation ($)	Total ($)
Richard Toselli President and Chief Executive Officer	2022	537,339	268,669	134,799(3)	19,196(5)	960,003
	2021	516,672	409,032	139,266(4)	14,566(6)	1,079,536
Richard Christopher Chief Financial Officer	2022	369,420	147,768	45,964(7)	20,628(9)	583,780
	2021	355,212	254,569	69,633(8)	18,422(10)	697,836
Heather Hamel Chief Legal Officer and General Counsel	2022	307,327	124,250	29,612(11)	15,380(12)	476,569

(1)
See below, “Narrative to Summary Compensation Table — Bonuses” for a description of the bonuses paid to Dr. Toselli and Mr. Christopher in 2021 and 2022.

(2)
The amounts shown in this column represent the aggregate grant date fair value of the option awards computed in accordance with ASC 718, not the actual amounts paid to or realized by the individual. The assumptions used in determining grant date fair value of these awards are set forth in Note 9 to our Consolidated Financial Statements included in our Annual Report.
(3)
Dr. Toselli received an option to purchase an aggregate of 61,000 shares with an exercise price of $2.50 per share.

(4)
Dr. Toselli received options to purchase an aggregate of 6,000 shares with an exercise price of $27.50 per share.

(5)
Represents (i) $399 in proceeds from vested restricted stock, (ii) $15,250 in 401(k) cash matching contributions under our 401(k) profit sharing plan, and (iii) $3,547 in commuting and accommodation expenses.

(6)
Represents (i) $66 in vested restricted stock and (ii) $14,500 in 401(k) cash matching contributions under our 401(k) profit sharing plan.

(7)
Mr. Christopher received options to purchase an aggregate of 20,800 shares with an exercise price of $2.50 per share.

(8)
Mr. Christopher received options to purchase an aggregate of 3,000 shares with an exercise price of $27.50 per share.

(9)
Represents (i) $278 in proceeds from vested restricted stock, (ii) $5,100 in parking expenses and (iii) $15,250 in 401(k) cash matching contributions under our 401(k) profit sharing plan.

(10)
Represents (i) $14,500 in 401(k) cash matching contributions under our 401(k) profit sharing plan and (ii) $3,922 in commuting expenses.

(11)
Ms. Hamel received options to purchase an aggregate of 13,400 shares with an exercise price of $2.50 per share.

(12)
Represents (i) $130 in proceeds from vested restricted stock and (ii) $15,250 in 401(k) cash matching contributions under our 401(k) profit sharing plan.

Narrative to Summary Compensation Table
Base Salary.   We paid Dr. Toselli an annualized base salary of $537,339 and $516,672 in 2022 and 2021, respectively. We paid Mr. Christopher an annualized base salary of $369,420 and $355,212 in 2022 and 2021, respectively. We paid Ms. Hamel an annualized base salary of $307,327 in 2022, consisting of a base salary of $269,100 in the first six months of 2022, which was increased to $355,000 in July 2022 in connection with her promotion to Chief Legal Officer and General Counsel. We use base salaries to recognize the experience, skills, knowledge, and responsibilities required of all our employees, including our named executive officers. Dr. Toselli’s employment agreement provides that his salary will be reviewed by the Board and adjusted upward no less frequently than annually. Neither Mr. Christopher nor Ms. Hamel are party to an employment agreement or other arrangement that provides for automatic or scheduled increases in base salary.
Bonuses.   Our Board may, in its discretion, award bonuses to our named executive officers from time to time. We typically establish annual bonus targets based around a set of specified corporate goals for our named executive officers and conduct an annual performance review to determine the attainment of such goals. Our management may propose bonus awards to our Board primarily based on such review process. Our Board makes the final determination of the eligibility requirements for and the amount of such bonus awards. Under the terms of their respective employment agreements, each of our named executive officers is eligible to receive an annual performance-based bonus, as determined by our Board in its sole discretion, with a target of a specified percentage of such officer’s annual base salary earned in such particular calendar year, which percentage shall be subject to adjustment from time to time by our Board in its sole discretion. Our Board determines the amount of the bonus, if any, based on its assessment of the named executive officer’s performance and that of the company against appropriate goals established annually by our Board. The current target annual bonus percentage for each of our named executive officers is 50%, 40% and 35% for Dr. Toselli, Mr. Christopher and Ms. Hamel, respectively.
With respect to 2022, we awarded Dr. Toselli a performance bonus of $268,669 based on our achievement of certain company goals. In 2022, we awarded Mr. Christopher a performance bonus of $147,768 based on our achievement of certain company goals. With respect to 2022, we awarded Ms. Hamel a performance bonus of $124,250 based on our achievement of certain company goals.
With respect to 2021, we awarded Dr. Toselli a performance bonus of $193,752 based on our achievement of certain company goals. In 2021, we also awarded Dr. Toselli a special bonus of $215,280, which was contingent upon his continued service as an active employee of the company through December 31, 2021. In 2021, we awarded Mr. Christopher a performance bonus of $106,564 based on our achievement of certain company goals. In 2021, we also awarded Mr. Christopher a special bonus of $148,005, which was contingent upon his continued service as an active employee of the company through December 31, 2021.
On August 11, 2021, our Board adopted a Transaction Incentive Plan (the “Transaction Incentive Plan”) under which certain employees, including each of Dr. Toselli, Mr. Christopher and Ms. Hamel, are eligible to receive a predefined percentage of the Transaction Consideration (as defined in the Transaction Incentive Plan) paid in connection with a Company Acquisition (as defined in the Transaction Incentive Plan), minus the value of vested equity held by such participant. Payments under the Transaction Incentive Plan are payable to each participant on the date that is six months following the closing of the applicable Company Acquisition (the “Payment Date”), subject to the participant’s continued employment with the company, a Related Entity or the Acquiring Entity (as such terms are defined in the Transaction Incentive Plan) on such date; provided that, in the event that the participant’s employment with the company, a Related Entity or the Acquiring Entity is terminated without Cause (as defined in the Transaction Incentive Plan) or by the participant for Good Reason (as such terms are defined in the Transaction Incentive Plan), in either case following the Company Acquisition but prior to the Payment Date, then the amount payable shall be paid to the participant within ten days following the participant’s termination of employment. Under the original terms of the Transaction Incentive Plan, it automatically terminated twelve months from effectiveness, or on August 11, 2022, subject to the right of the Company’s Board of Directors to extend the effectiveness of the Transaction Incentive Plan at its sole discretion. On July 7, 2022, our Board extended the term of the Transaction Incentive Plan by one (1) year through August 11, 2023, subject to the right of the Board to extend the effectiveness of the Amended Plan at its sole discretion. In August 2023, the Amended Plan terminated in accordance with its terms.
Equity Incentives.   Although we do not have a formal policy with respect to the grant of equity incentive awards to our executive officers, or any formal equity ownership guidelines applicable to them, we believe that equity grants provide our executives with a strong link to our long term performance, create an ownership culture and help to align the interests of our executives and our stockholders. In addition, we believe that equity grants with a time based vesting feature promote executive retention because this feature incentivizes our executive officers to remain in our employment during the vesting period. Accordingly, our Board periodically reviews the equity incentive compensation of our named executive officers and from time to time may grant equity incentive awards to them in the form of stock options or restricted stock units.
In 2022, we granted options to purchase an aggregate of 61,000 shares, 20,800 shares and 13,400 shares of Common Stock to Dr. Toselli, Mr. Christopher and Ms. Hamel, respectively. In 2021, we granted options to purchase an aggregate of 6,000 shares and 3,000 shares of our common stock to Dr. Toselli and Mr. Christopher, respectively.
We award our stock options on the date our Board approves the grant. We set the option exercise price equal to the fair market value of shares of our common stock on the date of grant, which is determined by reference to the closing market price of our common stock on the date of grant. For grants in connection with initial employment, vesting typically begins on the initial date of employment. Time vested equity grants to our executives and other employees typically vest either: (i) 25% on the first anniversary of grant or, if earlier, the initial employment date and in equal monthly installments thereafter, through the fourth anniversary of the vesting commencement date; or (ii) 33.33% on the first anniversary of the grant date, 33.33% on the second anniversary of the grant date and the remaining 33.33% on the third anniversary of the grant date, and have a term of ten years from the grant date.
Agreements with our Executive Officers
Richard Toselli, M.D., President and Chief Executive Officer.   In connection with his appointment as acting Chief Executive Officer in December 2017, we entered into an employment agreement with Dr. Toselli.

Under the employment agreement, Dr. Toselli receives an annual base salary, subject to adjustment from time to time, and is eligible to receive an annual cash bonus equal to 50% of his annual salary, subject to his performance of specified objectives to be established by the Board (or a designated Board committee) each year. Dr. Toselli is eligible to receive all medical, dental and other benefits to the same extent as provided to our other senior management employees. In connection with becoming the company’s Chief Executive Officer rather than Acting Chief Executive Officer, Dr. Toselli became eligible for certain severance benefits under his employment agreement.
Under our employment agreement with Dr. Toselli, if his employment is terminated by us without Cause (as defined in the employment agreement), or by Dr. Toselli for Good Reason (as defined in the employment agreement), in the absence of a Change in Control (as defined in our 2015 Equity Incentive Plan) then (i) we are obligated to pay severance (consisting of base salary in effect at the time of termination) to Dr. Toselli for a period of 18 months, plus continued health insurance benefits for a period of 18 months and (ii) the unvested portion of any stock options held by him will vest as with respect to an additional 12 months. If Dr. Toselli’ s employment is terminated by us without Cause, or by Dr. Toselli for Good Reason within 12 months following of a Change in Control then (a) we are obligated to pay severance (consisting of two times base salary in effect at the time of termination and 100% of his target annual bonus) to Dr. Toselli, plus continued health insurance benefits for a period of 18 months, (b) pay a pro rata portion of the annual bonus for the year in which the termination occurs based on a good faith determination of the attainment of the applicable goals and (c) the unvested portion of any stock options held by him will vest fully. The severance payments and the accelerated vesting of options are contingent on execution of a general release of claims against our company and are in addition to any accrued obligations to Dr. Toselli unpaid by us prior to the time of termination.
The employment agreement also contains various restrictive covenants, including covenants relating to non-solicitation, confidentiality and assignment of inventions.
In May 2023, to encourage retention of our executive officers as we pursue certain strategic alternatives, our Board of Directors approved an increase in Dr. Toselli’s base salary to $977,956 and a cash bonus of $110,000 which was paid in two installments on July 1, 2023 and August 1, 2023 subject to Dr. Toselli’s continued employment on such dates.
Richard Christopher, Chief Financial Officer.   In connection with his employment with the company and pursuant to the terms of an employment agreement dated December 24, 2018, Mr. Christopher receives an annual base salary as set by our Board. Mr. Christopher is also eligible for an annual bonus that targets forty percent (40%) of his annualized base salary based upon achievement of certain performance goals.
Mr. Christopher is also entitled to severance payments under his employment agreement. If we terminate Mr. Christopher’s employment without Cause (as defined in the employment agreement) or if he terminates his employment for Good Reason (as defined in the employment agreement), in each case prior to, or more than 12 months following, a Change in Control, then he is entitled (i) to continue to be paid his base salary as in effect on the termination date for a period of 12 months and (ii) to continue to receive his benefits under the company’s employee group health insurance plan until the earlier of (a) six months following the termination date or (b) the date he becomes eligible for coverage under a new employer’s group health plan.
If we terminate Mr. Christopher’s employment without Cause or he terminates his employment for Good Reason, in each case within 12 months following a Change in Control, then he is entitled (i) to an amount equal to 1.5 times his base salary as in effect on the termination date, plus 100% of his target annual bonus, in each case at the salary and target annual bonus level in effect on the termination date or, if higher, at any time within the six month period preceding the Change in Control, (ii) to acceleration in full of the vesting on all outstanding, unvested equity awards held by him and (iii) to continue to receive his benefits under the company’s employee group health insurance plan until the earlier of (a) 12 months following the termination date or (b) the date he becomes eligible for coverage under a new employer’s group health plan. The severance payments are contingent upon Mr. Christopher executing a general release of claims against our company.
The employment agreement also contains various restrictive covenants, including covenants relating to non-solicitation, confidentiality and assignment of inventions. In addition, under the terms of the employment agreement, Mr. Christopher will also be eligible for medical, dental and other fringe benefits available to our other senior management members or any benefit plans established or adopted by us.
In May 2023, to encourage retention of our executive officers as we pursue certain strategic alternatives, our Board of Directors approved an increase in Mr. Christopher’s base salary to $672,345 and a cash bonus of $95,000 which was paid in two installments on July 1, 2023 and August 1, 2023 subject to Mr. Christopher’s continued employment on such dates.
Heather Hamel, Chief Legal Officer and General Counsel.   In connection with her employment with the Company and pursuant to the terms of an employment agreement dated July 11, 2022, Ms. Hamel receives an annual base salary as set by our Board of Directors. Ms. Hamel is also eligible for an annual bonus that targets thirty-five percent (35%) of her annualized base salary based upon achievement of certain performance goals.
Ms. Hamel is also entitled to severance payments under her employment agreement. If we terminate Ms. Hamel’s employment without Cause or if she terminates her employment for Good Reason, in each case prior to, or more than 12 months following, a Change in Control, then she is entitled (A) to continue to be paid her base salary as in effect on the termination date for a period of 12 months and (B) to continue to receive his benefits under the company’s employee group health insurance plan until the earlier of (i) twelve months following the termination date or (ii) the date she becomes eligible for coverage under a new employer’s group health plan.
If we terminate Ms. Hamel’s employment without Cause or she terminates her employment for Good Reason, in each case within 12 months following a Change in Control (as defined in the employment agreement), then she is entitled (A) to an amount equal to 1.5 times her base salary as in effect on the termination date, plus 100% of her target annual bonus, in each case at the salary and target annual bonus level in effect on the termination date or, if higher, at any time within the six month period preceding the Change in Control, (B) to acceleration in full of the vesting on all outstanding, unvested equity awards held by her and (C) to continue to receive her benefits under the company’s employee group health insurance plan until the earlier of (i) 12 months following the termination date or (ii) the date she becomes eligible for coverage under a new employer’s group health plan. The severance payments are contingent upon Ms. Hamel executing a general release of claims.
The employment agreement also contains various restrictive covenants, including covenants relating to non-solicitation, confidentiality and assignment of inventions. In addition, under the terms of the employment agreement, Ms. Hamel will also be eligible for medical, dental and other fringe benefits available to our other senior management members or any benefit plans established or adopted by us.
In May 2023, to encourage retention of our executive officers as we pursue certain strategic alternatives, our Board of Directors approved an increase in Ms. Hamel’s base salary to $646,100 and a cash bonus of $95,000 which was paid in two installments on July 1, 2023 and August 1, 2023 subject to Ms. Hamel’s continued employment on such dates.
Potential Payments Upon Termination or Change in Control
Our named executive officers are entitled to certain payments upon a termination of employment or a change in control. Please see “Narrative to Summary Compensation Table” and “Agreements with our Executive Officers” for information regarding potential payments upon termination or a change in control.

Outstanding Equity Awards at Fiscal Year End
The following table summarizes the option and stock awards made to our named executive officers that were outstanding on December 31, 2022.
	Option Awards
Name	Award Grant Date	No. of Securities Underlying Unexercised Options (#) Exercisable	No. of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Richard Toselli	7/5/2017	18	—	47,812.50	7/5/2027
	3/18/2021	3,000	3,000(1)	27.50	3/17/2031
	11/17/2022	—	61,000(1)	2.50	11/16/2032
Richard Christopher	1/14/2019	120	—	1,147.50	1/13/2029
	3/18/2021	1,500	1,500(1)	27.50	3/17/2031
	11/17/2022	—	20,800(1)	2.50	11/16/2032
Heather Hamel	8/25/2014	1	—	49,500.00	8/25/2024
	12/10/2014	1	—	78,750.00	12/10/2024
	12/10/2015	1	—	138,187.50	12/10/2025
	1/18/2017	1	—	81,562.50	1/18/2027
	3/18/2021	480	480(1)	27.50	3/17/2031
	11/17/2022	—	13,400(1)	2.50	11/16/2032

(1)
50% of the shares underlying the option vest on the first anniversary of the grant date, and the remaining shares vest on the second anniversary of the grant date, subject to continued service.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information as of November 1, 2023 with respect to the beneficial ownership of our common stock by:
•
each person or group of affiliated persons known by us to be the beneficial owner of more than 5% of our common stock;

•
each of our directors;

•
each of our named executive officers; and

•
all of our current executive officers and directors as a group.

Unless otherwise indicated in the footnotes to the following table, each person named in the table has sole voting and investment power, and his or her address is c/o InVivo Therapeutics Holdings Corp., 1500 District Ave., Burlington, MA 01803. Shares of our common stock subject to options or warrants currently exercisable or exercisable within 60 days of November 1, 2023 are deemed outstanding for computing the share ownership and percentage of the person holding such options and warrants, but are not deemed outstanding for computing the percentage of any other person.
The percentage ownership of our common stock of each person or entity named in the following table is based on 3,105,446 of our common stock outstanding as of November 1, 2023.
Name of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned	Percentage of Common Stock Beneficially Owned
5% Stockholders
Brice Foose(1)	330,000
Directors and Named Executive Officers
Richard Toselli, M.D.(2)	36,911	1.17%
Richard Christopher(3)	13,876	*
Heather Hamel(4)	7,697	*
C. Ann Merrifield(5)	5,098	*
Richard J. Roberts, Ph.D.(6)	4,818	*
Christina Morrison(7)	4,804	*
Robert J. Rosenthal, Ph.D(8)	4,800	*
All current directors and executive officers as a group (7 persons)(9)	78,004	2.45%

*
Percentage of shares beneficially owned does not exceed one percent.

(1)
Consists of 330,000 shares of common stock owned by Brice Foose. Mr. Foose’s address is 236 Silent Meadow Drive, Lake St. Louis, MO 63367. The number of shares we have reported as beneficially owned by Mr. Foose (and the other information in this footnote) is based on a Form 3 filed by Mr. Foose with the SEC on April 24, 2023 reporting beneficial ownership as of April 20, 2023.

(2)
Consists of (a) 155 shares of common stock owned by Dr. Toselli, (b) 36,518 shares of common stock underlying options held by Dr. Toselli that are exercisable as of November 1, 2023 or will become exercisable within 60 days after such date, (c) 146 shares of common stock underlying warrants held by Dr. Toselli that are exercisable as of November 1, 2023 and (d) 92 shares of restricted common stock granted to Dr. Toselli.

(3)
Consists of (a) 146 shares of common stock owned by Mr. Christopher (b) 13,520 shares of common stock underlying options held by Mr. Christopher that are exercisable as of November 1, 2023 or will become exercisable within 60 days after such date, (c) 146 shares of common stock underlying warrants held by Mr. Christopher that are exercisable as of November 1, 2023 and (d) 64 shares of restricted common stock granted to Mr. Christopher.

(4)
Consists of (a) 3 shares of common stock owned by Ms. Hamel, (b) 7,664 shares of common stock underlying options held by Ms. Hamel that are exercisable as of November 1, 2023 or will become exercisable within 60 days after such date, and (c) 30 shares of restricted common stock granted to Ms. Hamel.

(5)
Consists of (a) 147 shares of common stock owned by Ms. Merrifield, (b) 4,805 shares of common stock underlying options held by Ms. Merrifield that are exercisable as of November 1, 2023 or will become exercisable within 60 days after such date, and (c) 146 shares of common stock underlying warrants held by Ms. Merrifield that are exercisable as of November 1, 2023.

(6)
Consists of (a) 12 shares of common stock owned by Dr. Roberts and (b) 4,806 shares of common stock underlying options held by Dr. Roberts that are exercisable as of November 1, 2023 or will become exercisable within 60 days after such date.

(7)
Consists solely of shares of common stock underlying options held by Ms. Morrison that are exercisable as of November 1, 2023 or will become exercisable within 60 days after such date.

(8)
Consists solely of shares of common stock underlying options held by Dr. Rosenthal that are exercisable as of November 1, 2023 or will become exercisable within 60 days after such date.

(9)
Consists of (a) 463 shares of common stock owned by all current executive officers and directors as a group (b) 76,917 shares of common stock underlying options that are exercisable as of November 1, 2023 or will become exercisable within 60 days after such date, (c) 438 shares of common stock underlying warrants that are exercisable as of November 1, 2023 and (c) 186 shares of restricted common stock.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Related Party Transaction Policy
Our Board has adopted written policies and procedures for the review of related party transactions. The Audit Committee reviews and oversees all related party transactions on an ongoing basis. A “related party transaction” is a transaction that meets the minimum threshold for disclosure in the proxy statement under applicable SEC rules (generally, transactions involving amounts exceeding the lesser of (i) 1% of our total assets and (ii) $120,000, in which a “related person” or entity has a direct or indirect material interest). “Related persons” include our executive officers, directors, beneficial owners of 5% or more of our common stock, immediate family members of these persons and entities in which one of these persons has a direct or indirect material interest. When a potential related party transaction is identified, management presents it to the Audit Committee to determine whether to approve or ratify it.
The Audit Committee reviews the material facts of any related party transaction and either approves or disapproves of entering into the transaction. In the course of reviewing the related party transaction, the Audit Committee considers whether (i) the transaction is fair and reasonable to our company, (ii) the transaction is in, or not inconsistent with, our company’s best interests under all possible circumstances, and (iii) the transaction will be on terms no less favorable to our company than we could have obtained in an arm’s-length transaction with an unrelated third party. If advance approval of a related party transaction is not feasible, then the transaction will be considered and, if the Audit Committee determines it to be appropriate, ratified by the Audit Committee. No director may participate in the approval of a transaction for which he or she is a related party. When a related party transaction is ongoing, any amendments or changes are reviewed, and the transaction is reviewed annually for reasonableness and fairness to our company.
Indemnification Agreements
Our articles of incorporation require that we indemnify our officers, directors, employees, and agents to the full extent permitted by the laws of the State of Nevada. Our bylaws include an indemnification provision under which we have the power to indemnify our directors and officers against all costs, charges and expenses actually and reasonably incurred, including an amount paid to settle an action or satisfy a judgment to which a director or officer is made a party by reason of being or having been a director or officer of the company. In addition, we have entered into an indemnification agreement with each of our officers and directors pursuant to which they will be indemnified by us, subject to certain limitations, for any liabilities incurred by them in connection with their role as officers or directors of the company. We also agreed to indemnify certain of our 5% stockholders and their affiliates under the stock purchase agreement related to our October 2020 Offering and our March 2020 Offering for breaches of the agreement and other transaction- related claims.

AUDIT COMMITTEE REPORT
The Audit Committee has reviewed our audited financial statements for the fiscal year ended December 31, 2022 and discussed them with our management and RSM US LLP, our registered public accounting firm.
The Audit Committee has also discussed with RSM US LLP the matters required to be discussed by the applicable requirements of the SEC and the Public Company Accounting Oversight Board (the “PCAOB”).
The Audit Committee has received the written disclosures and the letter from our registered public accounting firm required by applicable requirements of the PCAOB regarding the registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with our registered public accounting firm their independence.
Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements of InVivo Therapeutics Holdings Corp. be included in our Annual Report on Form 10-K for the year ended December 31, 2022, which has been filed with the SEC.
By the Audit Committee of the Board of Directors
of InVivo Therapeutics Holdings Corp.
Robert J. Rosenthal, Chair
Ann Merrifield
Christina Morrison

PROPOSAL NO. 2
RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee has selected RSM US LLP (“RSM”) as our independent registered public accounting firm to audit our financial statements for the fiscal year ending December 31, 2023. The Board is asking our stockholders to ratify the appointment of RSM as our independent registered public accounting firm. Although stockholder approval of our Audit Committee’s appointment of RSM as our independent registered public accounting firm for the year ended December 31, 2023 is not required, we believe that it is advisable to give stockholders an opportunity to ratify this appointment. If the stockholders do not ratify the appointment of RSM as our independent registered public accounting firm, the Audit Committee may reconsider its appointment. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of our company and stockholders.
Firm	Year	Fee(1)($)
RSM US LLP	2022	231,828
	2021	220,185

(1)
Audit fees in each of 2022 and 2021 consisted of fees incurred for professional services rendered for the audit of consolidated financial statements and for reviews of our interim consolidated financial statements included in our quarterly reports on Form 10-Q.

Audit-Related Fees
Firm	Year	Fee(1)($)
RSM US LLP	2022	26,250
	2021	7,875

(1)
Audit-related fees in 2022 and 2021 paid to RSM US LLP or RSM consisted of fees related to the delivery of comfort letters in conjunction with proposed common stock financings and consents in conjunction with registration statements.

OTHER MATTERS
Householding Information
Some banks, brokers and other nominee record holders may participate in the practice of “householding” proxy statements and annual reports. This means that only one copy of our proxy statement and Annual Report may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of the proxy statement and the Annual Report to any beneficial owner at a shared address to which a single copy of any of those documents was delivered if you write or call us at the following address or telephone number: InVivo Therapeutics Holdings Corp., 1500 District Avenue, Burlington, MA 01803, Attn: Secretary, telephone: (617) 863-5500. If you want to receive separate copies of the proxy statement and the Annual Report in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact us at the above address and telephone number.
Expenses of Proxy Solicitation
The solicitation of proxies will be conducted by telephone or mail, and we will bear all attendant expenses. These expenses will include the expense of preparing and mailing proxy materials for the Annual Meeting. Brokerage firms and other custodians, nominees and fiduciaries will be requested to forward the proxy materials to beneficial owners and to obtain authorization for the execution of proxies, and we will reimburse such brokerage firms, other custodians, nominees and fiduciaries for reasonable expenses incurred in sending proxy materials to beneficial owners of our common stock. We may conduct further solicitation personally or telephonically through our directors, officers, and employees, none of whom will receive additional compensation for assisting with the solicitation. We have retained the services of Morrow Sodali LLC, to assist in the solicitation of proxies at the cost of approximately $7,500.00 to be borne by us, plus reimbursement of certain expenses.
Stockholder Proposals
Stockholder proposals for inclusion in our proxy statement:   If a stockholder wishes to present a proposal, including nominations for election to our Board, to be included in our proxy statement and form of proxy for the 2024 annual meeting of stockholders, the proposal must be received by our Secretary c/o InVivo Therapeutics Holdings Corp., 1500 District Avenue, Burlington, MA 01803, no later than the close of business on August 3, 2024. Such proposal must comply with the applicable rules of the SEC in order to be included in our proxy statement and proxy relating to the 2024 annual meeting of stockholders. If the date of next year’s annual meeting is changed by more than 30 days from the anniversary date of the Annual Meeting, then the deadline to submit a proposal for inclusion in our proxy statement is a reasonable time before we begin to print and mail proxy materials.
Other stockholder proposals:   A stockholder proposal not included in our proxy statement for the 2024 annual meeting of stockholders, including proposed nominations for director, will not be eligible for presentation at the 2024 annual meeting unless the stockholder gives timely notice of the proposal in writing to our Secretary at our principal executive offices and otherwise complies with the provisions of our amended and restated bylaws. To be timely, the stockholder is required to give written notice to our Secretary c/o InVivo Therapeutics Holdings Corp., 1500 District Avenue, Burlington, MA 01803, of his or her proposed director nomination or the proposal of other business to be considered by the stockholders. Such written notice must be made in accordance with Article II, Section 13 of our amended and restated bylaws, which require appropriate notice to us of a director nomination or proposal of other business for consideration not less than 60 days nor more than 90 days prior to the date of the first anniversary of this Annual Meeting. If, however, the 2024 annual meeting of stockholders is held more than 30 days before, or more than 60 days after, such anniversary date, then to be timely notice must be provided not earlier than the close of business the 90th day prior to the 2024 annual meeting of stockholders and not later than the close of business on the later of the 60th day prior to the 2024 annual meeting of stockholders or the 10th day following the day on which public announcement of the date of the 2024 annual meeting of stockholders is first made by us. Assuming that the 2024 annual meeting is held on schedule, we must receive written notice of a proposal to nominate a director or proposal of other business for consideration no earlier than the close of business on September 30, 2024 and no later than the close of business on October 30, 2024.
In addition to satisfying the advance notice provisions in our By-Laws relating to nominations of director candidates, including the earlier notice deadlines set out above, to comply with the SEC’s universal proxy rule, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees in compliance with Rule 14a-19 under the Exchange Act must also provide notice that sets forth the information required by Rule 14a-19 no later than October 30, 2024. If the date of the 2024 annual meeting changes by more than 30 calendar days from the date of the 2023 annual meeting, such notice must instead be provided by the later of 60 calendar days prior to the date of the annual meeting or the 10th calendar day following public announcement by the Company of the date of the 2024 annual meeting.
The notice must also meet all other requirements contained in our amended and restated bylaws, including the requirement to contain specified information about the stockholder making the proposal and the proposed business to be brought before the meeting or the director nominee.
The notice must also meet all other requirements contained in our amended and restated bylaws, including the requirement to contain specified information about the stockholder making the proposal and the proposed business to be brought before the meeting or the director nominee.
Other Business
As of the date of this proxy statement, we do not know of any matters to be presented at the Annual Meeting other than those described in this proxy statement. If any other matters should properly come before the Annual Meeting, proxies in the enclosed form will be voted on those matters in accordance with the judgment of the person or persons voting the proxies, unless otherwise specified.

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.Vote by Internet, Smartphone or Tablet - QU ICK EASY IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail INVIVO THERAPEUTICS HOLDINGS CORP.PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY. Your Mobile or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on December 28, 2023 .INTERNET – www.cstproxyvote.comUse the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.Vote at the Meeting –If you plan to attend the virtual online annual meeting, you will need your 12 digit control number to vote electronically at the annual meeting. To attend: https://www.cstproxy.com/invivotherapeutics/2023MOBILE VOTINGOn your Smartphone/Tablet, open the QR Reader and scan the below image. Once the voting site is displayed, enter your Control Number from the proxy card and vote your shares.MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided. FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDEDPROXYTHE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR AND “FOR” PROPOSAL 2. Please markXyour voteslike this 1.Election of Directors. To elect two Class III directors, each for a three-year term expiring at the 2026 annual meeting. Class III NomineesFORWITHHOLDNOMINEEAUTHORITY(1)Robert Rosenthal(2)Richard Toselli 2. Ratification of Auditors. To ratify theFORAGAINST ABSTAINselection by the Audit Committee of RSMUS LLP as the corporation’s independentregistered public accounting firm for thefiscal year ending December 31, 2023.Note: Such other matters as may properly come before the meeting. CONTROL NUMBERSignature___________________________________Signature, if held jointly___________________________________Date_____________, 2023. Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on December 29, 2023:To access the Company’s Proxy Statement for the 2023 Annual Meeting of Stockholders and the Company’s 2022 Annual Report, visit: https://www.cstproxy.com/invivotherapeutics/2023FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDEDPROXYTHIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORSINVIVO THERAPEUTICS HOLDINGS CORP.ANNUAL MEETING OF STOCKHOLDERS – DECEMBER 29 , 2023The undersigned hereby appoints Richard Toselli, M.D., Richard Christopher, and HeatherHamel, and each of them severally, as proxies of the undersigned, each with full power to appoint his or her substitute, to represent the undersigned at the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of InVivo Therapeutics Holdings Corp. (the “Company”) to be held virtually at https://www.cstproxy.com/invivotherapeutics/2023 on December 29 at 9:00 a.m., local time, or at any adjournments or postponements thereof, and to vote thereat all shares of common stock of the Company held of record by the undersigned at the close of business onNovember 28, 2023 in accordance with the instructions set forth on this proxy card and, in their discretion, to vote such shares on any other business as may properly come before the Annual Meeting and on matters incident to the conduct of the Annual Meeting including the adjournment thereof. Any proxy heretofore given by the undersigned with respect to such stock is hereby revoked.THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF THE DIRECTOR NOMINEES, “FOR” PROPOSAL 2, AND IN ACCORDANCE WITH THE DISCRETION OF THE PERSONS NAMED AS PROXIES HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING INCLUDING THE ADJOURNMENT THEREOF. (Continued, and to be marked, dated and signed, on the other side)